SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 21, 2004 .

MYKROLIS CORPORATION

(Exact name of registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

001-16611	04-3536767
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA 01821

(Address of principal executive offices) (Zip Code)

(978) 436-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 21, 2004, the registrant’s board of directors approved the acceleration of the vesting of certain out-of-the-money stock options held by employees of the registrant, including the August 9, 2001 grant of options to employees in connection with registrant’s initial public offering at an exercise price of $15.00 as well as a number of out-of-the-money individual new hire and employment adjustment grants. In addition, the registrant’s board of directors approved the lapsing of all restrictions on shares subject to certain out-of-the-money stock options granted to employees on December 4, 2003 at an exercise price of $15.46.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MYKROLIS CORPORATION

Dated: December 23, 2004

By /s/ Bertrand Loy

        Bertrand Loy,

Vice President & Chief Financial Officer